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                                                                   EXHIBIT 99.2
                              CONSULTING AGREEMENT



     This Agreement is entered into as of October 19, 2002 by Stericycle, Inc., a Delaware corporation ("Parent"), and Robert P. Scherer, Jr., a Georgia resident ("Officer").

                                   Background:

     A. Concurrently with the execution of this Agreement, Parent, Sharps Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Parent ("MergerSub"), and Scherer Healthcare, Inc., a Delaware corporation ("Company") have entered into an agreement and plan of merger (the "Merger Agreement").

     B. The Merger Agreement contemplates a transaction (the "Merger") in which Parent will acquire all of Company's outstanding capital stock for cash through a reverse merger of MergerSub with and into Company.

     C. Officer has been chairman of the board of directors of Company and Company's chief executive officer since February 1995, its president since May 1998 and a director since 1977. He is also a principal stockholder of Company.

     D. In view of Officer's knowledge, experience and judgment, Parent wants Officer to provide consulting services to Parent following consummation of the Merger to assist Parent in exploiting the business opportunities provided by the Company's proprietary reusable sharps container and handling processes. Officer is willing to provide consulting services on the following terms.

     Now, therefore, in consideration of their mutual promises and intending to be legally bound, the Parent and Officer agree as follows:

     1. EFFECTIVE DATE

        (a) This Agreement shall not be effective until the Effective Time. At the Effective Time, this Agreement shall become effective automatically, without the necessity of any further action by either Party. (The date on which this Agreement becomes effective is the "Effective Date.")

        (b) Pending consummation of the Merger, neither Party may unilaterally terminate, revoke, modify or amend this Agreement. This Agreement shall be terminated automatically, without the necessity of any further action by either Party, and without any liability of any kind on the part of either Party, if the Merger Agreement is terminated prior to the Effective Time in accordance with its terms.


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     2. CONSULTING SERVICES

     During the term of this Agreement, Officer shall provide consulting services to Parent at its request, subject to the following conditions and limitations:

        (a) Officer's consulting services shall relate to the operation and expansion, by the Company, Parent or an affiliate of Parent, of (i) the Company's sharps container business or (ii) the Company's over-the-counter healthcare products business.

        (b) Officer's consulting services shall be of a nature commensurate with Officer's position and role with the Company immediately prior to the Merger.

        (c) Parent shall provide at least 72 hours' prior notice of any consulting services to be provided by Officer by telephone and at least 21 days' prior notice of any consulting services to be provided by Officer in person.

        (d) Officer shall not be required to provide consulting services in person at any location other than Atlanta, Georgia, on more than one occasion per month during the first year of this Agreement or on more than one occasion per calendar quarter during each year of the remaining term of this Agreement.

        (e) Consulting services provided in person at a location other than Atlanta, Georgia shall be provided at Parent's executive offices in Lake Forest, Illinois, or at any other location mutually agreeable to Parent and Officer. Parent shall reimburse Officer, upon submission of reasonable supporting documentation, for Officer's reasonable travel, lodging and meal expenses incurred in providing consulting services at a location other than Atlanta, Georgia.

        (f) Officer shall not be required to provide consulting services for more than 100 hours during the first year of this Agreement, for more than 75 hours during the second year of this Agreement, or for more than 50 hours during the each year of the remaining term of this Agreement.

        (g) Officer's reasonable time away from Atlanta shall be counted as hours of consulting services in the case of consulting services provided in person at a location other than Atlanta, Georgia.

     3. CONSULTING FEE

     In consideration of Officer's consulting services to be provided under this Agreement, Parent shall pay Officer a consulting fee of $225,000 on the Effective Date.

     4. TERM

     The term of this Agreement shall be three years, beginning on the Effective Date and



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ending on the third anniversary of the Effective Date, unless otherwise terminated earlier, as provided below. This Agreement shall automatically terminate and Parent shall have no further obligations hereunder upon the first to occur of (a) Officer's death or (b) Officer's violation of the Non-Competition Agreement, entered into on October 19, 2002 by and between Officer and Parent or (c) Officer's failure to provide consulting services as required under the terms of this Agreement. If this Agreement is terminated before the third anniversary of the Effective Date, Officer shall be required to repay a pro-rata portion of the consulting fee corresponding to the maximum number of hours of service Officer is required to perform under Section 2(f) under this Agreement. (For example, if Officer breaches this Agreement after the first anniversary of the Effective Date, but before the Second Anniversary of the Effective Date, Officer shall be required to repay $125,000 to Parent.) Parent shall have the right to offset any payments otherwise due to Officer under any other agreement by any amounts owed by Officer to Parent by reason of such repayment obligations.

     5. RELATIONSHIP

     Officer shall be an independent contractor and not an employee of Parent, and nothing in this Agreement shall be construed to create an employment relationship between Parent and Officer.

     6. NOTICES

     Each notice or other communication under this Agreement (a "notice") shall be in writing and sent by certified or registered mail, overnight messenger service, personal delivery or facsimile transmission, as follows:

        (a)   if to Parent, to:

                            Stericycle, Inc.
                            21861 North Keith Drive
                            Lake Forest, Illinois  60045
                            Attention:  Mr. Mark C. Miller
                            Facsimile:  (847) 367-9462

        (b)   if to Officer, to:

                            Robert P. Scherer, Jr.
                            4403 Northside Parkway, Suite 1103
                            Atlanta, Georgia  30327

     In this regard:

        (a) all notices sent by certified or registered mail shall be considered to have been given three business days after being deposited in the mail;

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         (b) all notices sent by overnight courier service or personal delivery shall be considered to have been given when actually received by the intended recipient; and

         (c) all notices sent by facsimile transmission shall be considered to have been given when transmitted with confirmation that transmission was made, so long as a copy was also sent on the same day in either manner described in the preceding clauses (a) and (b).

     A party may change its or his address or facsimile number for purposes of this Agreement by notice in accordance with this Paragraph 6.

     7.  AMENDMENT

         This Agreement may be amended only by a written agreement signed by the parties expressly amending this Agreement's terms.

     8.  COUNTERPARTS

         This Agreement may be signed in any number of counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.

     9.  GOVERNING LAW

         This Agreement shall be governed in accordance with the laws of the State of Illinois.

     10. NONASSIGNMENT

         This is a personal services contract. Officer may not assign this Agreement without Parent's express written consent, which may be withheld for any reason.

     11. BINDING EFFECT

         This Agreement shall be binding on and shall inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

         In witness, the Parties have executed this Agreement.

                            [SIGNATURE PAGE FOLLOWS]



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                                        STERICYCLE, INC.


                                        By:  /s/ Mark C. Miller
                                             ---------------------------------
                                        Name:  Mark C. Miller
                                        Title: President/CEO


                                             /s/ Robert P. Scherer, Jr.
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                                                 ROBERT P. SCHERER, JR.